EXHIBIT 21
                                                                      ----------

                         Pharmaceutical Resources, Inc.
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                              List of Subsidiaries
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                                                            PERCENTAGE OF
                                                          VOTING SECURITIES
                                    JURISDICTION OF         OWNED BY ITS
             ENTITY                   ORGANIZATION        IMMEDIATE PARENT

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Par Pharmaceutical, Inc.            New Jersey                    100%
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PRX Pharmaceuticals, Inc.           Delaware                      100%
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PRI-Research, Inc.                  Delaware                      100%
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Par Pharma Group, Ltd.              Delaware                      100%
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Nutriceutical Resources, Inc.       New York                      100%
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ParCare Ltd.                        New York                      100%
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Quad Pharmaceuticals Inc.           Indiana                       100%
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Israel Pharmaceutical Resources LP  Israel                         99%
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HighRapids, Inc.                    Delaware                       60%
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